                                                                                                                                                      Exhibit 99.1
IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
MARCH 1, 2003 THROUGH MARCH 31, 2003 [1]

1 The information contained in the Debtors' monthly operating report (the "MOR") is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.
IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
MARCH 1, 2003 THROUGH MARCH 31, 2003

DEBTOR'S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 0238064)
Steven R. Kotarba (ARDC No. 6245278)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report
(including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 4/30/03	DEBTOR-IN-POSSESSION

Print Name/Title:

Signature:

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:
I.	Table of Contents

II.	UAL Corporation, et al. Unaudited Financial Statements

A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
B.	Statements of Consolidated Financial Position (Form 10Q to be filed by May 15, 2003)
C.	Statements of Consolidated Cash Flows (Form 10Q to be filed by May 15, 2003)

III.	Summary of Cash Receipts and Cash Disbursements

A.	Unaudited Consolidated Receipt Summary
B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

A.	Insurance - Certifications
B.	Payments to Insiders - Certification
C.	Description of Tax Trusts / Escrows
D.	Payments to Secured Creditors and Lessors
E.	Professional Fee Payments
F.	Accounts Receivable Schedule and Accounts Payable Schedule
G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire
UAL Corporation, et al. -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-1
5	Confetti Inc.	X-4
6	Mileage Plus Holdings, Inc.	X-4
7	Mileage Plus Marketing, Inc.	X-6
8	MyPoints.com, Inc.	X-4
9	Cybergold, Inc.	X-8
10	iTarget.com, Inc.	X-8
11	MyPoints Offline Services, Inc.	X-8
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS, Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE ONE MONTH ENDED MARCH 31, 2003
($ amounts in 000's)

			UAL
			CONSOLIDATING

Total operating revenues			1,288,429

Total operating expenses			1,474,764

Earnings (loss) from operations			(186,335)

Non-operating income (expenses):
Net interest expense			(37,970)
Reorganization items			(226,599)
Other income (expenses), net:			(16,775)
Special charges			(136,648)
Total non-operating income (expenses):			(417,992)

Earnings (loss) before income taxes			(604,327)

Total tax provision (credit)			-

Net earnings (loss)			(604,327)

CASE NAME: UAL Corporation et al.			CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation [1]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

For The Period Ending MARCH 31, 2003				(Amounts in US dollar $)

BEGINNING BALANCE (ending balance February 28th 2003)
Operating Accounts - DOM				$15,383,229
Operating Accounts - INT				$17,263,577
London Overnight Investment Balance				$0
Liquidity Pool				$838,109,505
Restricted Cash [2]				$578,899,208
Subsidiaries:
a. Mileage Plus, Inc.				$539,209
b. Premier Meeting and Travel Services, Inc.				$988,228
c. MyPoints.com, Inc.				$21,545,023
d. Domicile Management Services, Inc.				$253,394
e. UAL Loyalty Services, Inc.				$1,913,284
f. United Aviation Fuel Corporation				$807,106
TOTAL BEGINNING BALANCE				$1,475,701,763

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)			$1,253,847,698
2. Debtor -In-Possession Financing			$91,857,947
3. Other receipts			$73,995,945

TOTAL RECEIPTS		(A)	$1,419,701,590

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [3]
a. Officers			$749,995
b. Non-Officer			$206,638,763

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings			$91,655,410
b. State income tax w/held			$10,939,663
c. State sales or use tax			$143,710
d. Other [4]			$85,848,640

3. Necessary Operational Disbursements[5]
a. Operating Disbursements (net of Intercompany disbursements)			$945,510,245
b. Transferred to escrows / restricted cash			-
c. Other necessary expenses			$0

TOTAL DISBURSEMENTS		(B)	$1,341,486,426

NET RECEIPTS (Line (A) less Line (B))				$78,215,164

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)				$1,553,916,927

Bank One Overnight Investment Account (month over month change) [6]				($3,851,613)

TOTAL ENDING BALANCE[7]				$1,550,065,315

Check

ENDING BALANCE (as of March 31st)
Operating Accounts - DOM			$22,417,105
Operating Accounts - INT			$15,344,494
London Overnight Investment			$948,947
Liquidity Pool			$851,462,786
Restricted Cash [2]			$633,027,806
Subsidiaries:
Mileage Plus, Inc.			$395,654
Premier Meeting and Travel Services, Inc.			$589,214
MyPoints.com, Inc.			$22,934,091
Domicile Management Services, Inc.			$232,641
UAL Loyalty Services, Inc.			$1,654,810
United Aviation Fuel Corporation			$1,057,766

TOTAL ENDING BALANCE			$1,550,065,315

1 See Page 4 for a list of the 28 filing entities.
2 Restricted cash does not include $200 million held in a Tax Trust Escrow nor restricted cash amounts associated with any non-filing entities. See Schedule C of this report for a description of the Tax Trust Escrow.
3 Includes information for domestic entities only.
4 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
5 Includes certain aircraft financing payments for the month of March (2003). These payments are highlighted in Schedule D of this report.
6 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.
7 Ending cash balance does not include $200 million held in a Tax Trust Escrow. See Schedule C of this report for a description of the Tax Trust Escrow.

		BANK
ENTITY:	RECEIPT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			1,394,379,780

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY		5,066,380

International Operational Receipts [2]	BEG BALANCE (LESS) ENDING BALANCE			58,078,149
		PLUS NET REPATRIATION

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			1,457,524,309	( A )

Debtor-In-Possession Financing				91,857,947	( B )

Other Non-Operational Receipts [3]	SEE FOOTNOTE BELOW			73,995,945	( C )

Less, Non-filing entities	NONE FOR THIS PERIOD			0

		GROSS RECEIPTS (tie to bank statements)		1,623,378,201

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		203,676,611	( D )

		NET RECEIPTS		$1,419,701,590

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)				1,253,847,698	(A-D )
Debtor -In-Possession Financing				91,857,947	( B )
Other receipts				73,995,945	( C )
				$1,419,701,590

1 Includes receipt activity for United Airline's Liquidity Pool and the following subsidiaries: MyPoints.com, Inc., Premier Meeting & Travel
Services, Inc., Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc.
2 Accounts for net repatriation to the liquidity pool in the amount of $59,683,101.
3 Includes net activity related to the London overnight investment account, interest income (including stiff interest), aircraft sales, local station bank activity, a refund of Debtor-In-Possession underwriting fees and transfers to restricted cash.

		BANK
ENTITY:	LIQUIDITY POOL	ACCTS:	Bank One Acct. #51-67795
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		1,129,377,304

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts [1]	BEG BALANCE (LESS) ENDING BALANCE		$57,764,018
	PLUS NET REPATRIATION
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,187,141,323

Debtor-In-Possession Financing			91,857,947

Other Non-Operational Receipts [2]	SEE FOOTNOTE BELOW		$73,963,636

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS	1,352,962,906

		UAL	-
		UAL Loyalty Services, Inc.	50,000
		UAL Company Services, Inc.	-
		Confetti Inc.	-
		MyPoints.com, Inc.	-
		Cybergold, Inc.	-
		iTarget.com, Inc.	-
		MyPoints Offline Services, Inc.	-
		UAL Benefits Management, Inc.	-
		United BizJet Holdings, Inc.	-
		United BizJet Charter, Inc.	-
		United BizJet Fractional, Inc.	-
		United BizJet Services, Inc.	-
		Kion Leasing, Inc.	-
		Premier Meeting and Travel Services, Inc.	384,566
		United Aviation Fuels Corporation	58,080,000
		United Cogen, Inc.	-
		Mileage Plus, Inc.	4,906
		United GHS, Inc.	-
		United Worldwide Corporation	-
		United Vacations, Inc.	-
		Four Star Leasing, Inc.	-
		Air Wisconsin Services, Inc.	-
		Air Wisconsin , Inc.	-
		Domicile Management Services, Inc.	-

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	58,519,472

		NET RECEIPTS	$1,294,443,434

1 Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Inc., Premier Meeting
& Travel Services, Inc. Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc. in
operating bank accounts outside of the Liquidity Pool.
2 Includes net activity related to the London overnight investment account, interest income, aircraft sales, local station bank activity and transfers to restricted cash.

			Fleet Bank # 55157711
			Wells Fargo #449-6837055, 10765100
MYPOINTS.COM, INC.		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		-

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)	3,266,380
			-
			-
			-
Total Non-Bank One Receipts			3,266,380

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		3,266,380

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		15,907

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS (tie to bank statement)	3,282,287

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

		NET RECEIPTS	$3,282,287

BANK STATEMENT RECONCILIATION:
Beginning Balance	21,545,023
Receipts	3,282,287
Disbursments	(1,893,219)
Reconciled Ending Balance	$22,934,091

Reported Ending Balance	$22,934,091

Difference	$0

1 Includes receipt activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.

PREMIER MEETING & TRAVEL		BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 55-78531
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		373,024

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY		-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		373,024

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		540

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS (tie to bank statement)	373,563

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

		NET RECEIPTS	$373,563

BANK STATEMENT RECONCILIATION:
Beginning Balance	988,228
Receipts	373,563
Disbursments	(772,577)
Reconciled Ending Balance	$589,214

Reported Ending Balance	$589,214

Difference	$0

		BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		-

Domestic Operational Receipts	SHORE BANK		1,800,000
			-
			-
			-
Total Non-Bank One Receipts			1,800,000

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,800,000

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		12,503

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS (tie to bank statement)	1,812,503

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	1,800,000

		NET RECEIPTS	$12,503

BANK STATEMENT RECONCILIATION:
Beginning Balance	539,209
Receipts	1,812,503
Disbursments	(1,956,058)
Reconciled Ending Balance	$395,654

Reported Ending Balance	$395,654

Difference	$0

UNITED AVIATION FUELS		BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		257,400,832

Domestic Operational Receipts	NORTHERN TRUST COMPANY		-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		257,400,832

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		-

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS (tie to bank statement)	257,400,832

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	135,855,000
		(Provide detail above)

		NET RECEIPTS	$121,545,832

BANK STATEMENT RECONCILIATION:
Beginning Balance	807,106
Receipts	257,400,832
Disbursments	(257,150,172)
Reconciled Ending Balance	$1,057,766

Reported Ending Balance	$1,057,766

Difference	$0

			BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:		UAL LOYALTY SERVICES, INC.	ACCTS:	10-61639, 11-33545
				(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION		AMOUNT

Domestic Operational Receipts		BANK ONE / JP MORGAN CHASE ACTIVITY		7,228,620

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY		-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE		-

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		7,228,620

Other Non-Operational Receipts		INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		-

Less, Non-filing entities		NONE FOR THIS PERIOD		-

			GROSS RECEIPTS (tie to bank statement)	7,228,620

			(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	7,188,008

		NET RECEIPTS		$40,612

BANK STATEMENT RECONCILIATION:
Beginning Balance		$1,913,284
Receipts		7,228,620
Disbursments		(7,487,094)
Reconciled Ending Balance		$1,654,810

Reported Ending Balance		$1,654,810

Difference		$0

			BANK
ENTITY:		DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
				(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION		AMOUNT

Domestic Operational Receipts		BANK ONE / JP MORGAN CHASE ACTIVITY		-

Domestic Operational Receipts		CITIBANK		-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE		314,131

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		314,131

Other Non-Operational Receipts		INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		3,359

Less, Non-filing entities		NONE FOR THIS PERIOD		-

			GROSS RECEIPTS (tie to bank statement)	317,490

			(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	314,131

		NET RECEIPTS		$3,359

BANK STATEMENT RECONCILIATION:
Beginning Balance		253,394
Receipts		317,490
Disbursments		(338,243)
Reconciled Ending Balance		$232,641

Reported Ending Balance		$232,641

Difference		$0
			BANK
ENTITY:		DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			749,995	( A )
xxx	PAYROLL NON-OFFICER			206,638,763	( B )

04	AVIATION FUEL [2]		(SEE FUEL SUMMARY BELOW)	473,256,490
06	CATERING			27,985,834
03	RECURRING RENT			45,000,757
01	GENERAL PAYABLES			413,269,844
17	INSURANCE			31,178,025
18	LANDING FEES			22,456,766
xxx	OTHER			136,039,141

	SUBTOTAL EXCLUDING PAYROLL			1,149,186,856	( C )

		GROSS DISBURSEMENTS (tie to bank statement)		1,356,575,614

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		203,676,611	( D )

		TAXES:
		a. Federal Income Tax and FICA withholdings		91,655,410
		b. State income tax w/held		10,939,663
		c. State sales or use tax		143,710
		d. Other [3]		85,848,640
		TOTAL TAXES		188,587,423	( E )

		NET MONTHLY DISBURSEMENTS		$ 1,341,486,426

Forward to MOR Summary:
Officers Payroll				749,995	( A )
Non-Officer Payroll				206,638,763	( B )
Taxes				188,587,423	( E )
Necessary Operational Disbursements (less intercompany transfers)				945,510,245	(C-D)
				$ 1,341,486,426

1 Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).
2 Fuel Summary:
UAFC Fuel Disbursements		257,150,172
United Fuel Disbursements		216,106,318
Total Fuel Disbursements		473,256,490
Less: Intercompany Transfers		(193,935,000)
Fuel Disbursements		$ 279,321,490
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	UAL CORPORATION [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES[1]	52,358
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL	52,358

GROSS DISBURSEMENTS (tie to bank statement)	52,358

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	52,358

1 Includes expenses incurred by members of the Board of Directors.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment , tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED AIRLINES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	749,995
xxx	PAYROLL NON-OFFICER	205,402,448

04	AVIATION FUEL	(Includes intercompany transfer to UAFC, see below)	216,106,318
06	CATERING	27,985,834
03	RECURRING RENT	45,000,757
01	GENERAL PAYABLES	405,563,173
17	INSURANCE	31,178,025
18	LANDING FEES	22,456,766
xxx	OTHER [2]	136,039,141

SUBTOTAL EXCLUDING PAYROLL	884,330,013

GROSS DISBURSEMENTS (tie to bank statement)	1,090,482,457

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
MyPoints.com, Inc.	-
Premier Meeting and Travel Services, Inc.	-
Mileage Plus, Inc.	1,800,000
United Aviation Fuels Corporation	135,855,000
UAL Loyalty Services, Inc.	7,188,008
Domicile Management Services, Inc.	314,131
TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES	145,157,139

TAXES:
a. Federal Income Tax and FICA withholdings	91,215,004
b. State income tax w/held	10,863,421
c. State sales or use tax	140,823
d. Other (specify) [3]	82,663,029
TOTAL TAXES	184,882,277

NET MONTHLY DISBURSEMENTS	$ 1,130,207,595

1 Includes activity for United Airlines, Inc., UAL Company Services, Inc., United GHS, Inc., UAL Benefits Management, Inc. and Air Wisconsin, Inc.
2 Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims
(APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees and interest, 401K, pilot directed account plan and sick leave trust payments.
3 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK	BANK ONE ACCT. 11-01955, 11-02250, 10-61639,
ENTITY:	UAL LOYALTY SERVICES, INC [1]	ACCTS:	11-33545
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES[3]	4,307,094
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	4,307,094

GROSS DISBURSEMENTS (tie to bank statement)	4,307,094

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	50,000

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	3,180,000
TOTAL TAXES	3,180,000

NET MONTHLY DISBURSEMENTS	$ 7,437,094

1 Includes disbursement activity for Confetti, Inc., Mileage Plus Holdings, Inc. and Mileage Plus Marketing, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
3 General Payables include the following:

Fallon Minneapolis	490,762
GetThere LP	484,161

BANK
ENTITY:	MILEAGE PLUS HOLDINGS, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	MILEAGE PLUS MARKETING, INC [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	CONFETTI, INC [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	UAL COMPANY SERVICES, INC. [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				473,609

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				1,419,610
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				1,419,610

		GROSS DISBURSEMENTS (tie to bank statement)			1,893,219

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			$ 1,893,219

1 Includes disbursement activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.[1]		ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Includes disbursement activity for BizJet Fractional, Inc., BizJet Charter, Inc., and BizJet Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET CHARTER, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET FRACTIONAL, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET SERVICES, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	KION LEASING, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended March 31, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

	PREMIER MEETING AND TRAVEL		BANK
ENTITY:	SERVICES, INC.		ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[2]				772,577
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				772,577

		GROSS DISBURSEMENTS (tie to bank statement)			772,577

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			384,566

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [1]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			$ 388,011

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
2 General Payables include the following:

	Transportation/Excursions	$48,341
	Airline Tickets	$291,806

	UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:			AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				257,150,172
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				257,150,172

		GROSS DISBURSEMENTS (tie to bank statement)			257,150,172

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			58,080,000

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [1]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			$ 199,070,172

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:			AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				148,281
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				148,281

		GROSS DISBURSEMENTS (tie to bank statement)			148,281

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [1]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			148,281

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	MILEAGE PLUS, INC.		ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				727,988

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[1]				707,852
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				707,852

		GROSS DISBURSEMENTS (tie to bank statement)			1,435,840

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			4,906

TAXES:
		a. Federal Income Tax and FICA withholdings			439,743
		b. State income tax w/held			76,242
		c. State sales or use tax			12
		d. Other [2]			4,221
		TOTAL TAXES			520,218

		NET MONTHLY DISBURSEMENTS			$ 1,951,152

1 Primary drivers of the general payables are the following:
	Health Insurance	$370,866
	Rent	$46,491

2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED GHS, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED WORLDWIDE CORPORATION [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended March 31, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED VACATIONS, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended March 31, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	FOUR STAR LEASING, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Approximated from Income Statement for the month ended March 31, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:			AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				302
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				302

		GROSS DISBURSEMENTS (tie to bank statement)			302

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			302

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through Air Wisconsin, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

ENTITY:				BANK
	DOMICILE MGMT SERVICES, INC.			ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				34,718

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[1]				298,597
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				298,597

		GROSS DISBURSEMENTS (tie to bank statement)			333,315

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			663
		b. State income tax w/held			-
		c. State sales or use tax			2,875
		d. Other [2]			1,390
		TOTAL TAXES			4,928

		NET MONTHLY DISBURSEMENTS			$ 338,243

1 Primary drivers of the general payables are the following:
	Narita Excel Hotel Tokyo	$ 184,060
	Ryoso Grand Transportation	$33,071

2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of March 31, 2003

Signature

Print Name and Title

Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Signature

Print Name and Title

Date

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc.,
Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc.,
Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc.,
United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier
Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United
Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes
SCHEDULE D - Payments to Secured Creditors and Lessors

Name of Creditor or Lessor	Type	Date Regular Payment is Due	Amount of Regular Payment	Check # of Payments	Number of Payments Delinquent*	Amount of Payments * Delinquent
BAYERISCHE LAANDESBANK	AIRCRAFT	03/03/03	4,845,321.84
PHILIP MORRIS CAPITAL CORPORATION	AIRCRAFT	03/03/03	6,188,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	03/03/03	1,619,062.50
US BANK	AIRCRAFT	03/04/03	130,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	03/04/03	678,750.00
CORPORATE TRUST SERVICES	AIRCRAFT	03/10/03	80,000.00
US BANK	AIRCRAFT	03/10/03	1,350,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	03/10/03	1,700,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	03/10/03	270,000.00
US BANK	AIRCRAFT	03/14/03	36,885,035.43
WILMINGTON TRUST COMPANY	AIRCRAFT	03/14/03	116,666.75
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	03/17/03	2,242,031.25
JP MORGAN CHASE BANK	AIRCRAFT	03/21/03	1,760,000.00
US BANK	AIRCRAFT	03/28/03	4,812.00
ABN AMRO N.V.	AIRCRAFT	03/31/03	428,213.40
HELIOS LEASE	AIRCRAFT	03/31/03	358,004.55
MITSUBISHI TRUST & BANKING CORP.	AIRCRAFT	03/31/03	973,992.15
PHILIP MORRIS CAPITAL CORPORATION	AIRCRAFT	03/31/03	2,210,000.00
PK AIR	AGENCY FEE	03/31/03	295,785.21
SMBC	AIRCRAFT	03/31/03	575,870.06
SOCIETE GENERALE	AIRCRAFT	03/31/03	400,042.86
UT FINANCE CORP	AIRCRAFT ENGINE	03/31/03	166,366.13
WACHOVIA TRUST COMPANY, NA	AIRCRAFT	03/31/03	195,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	03/31/03	21,519,087.31
WESTDEUTSCHE LANDESBANK GIROZCENTRALE	AIRCRAFT	03/31/03	649,934.24

TOTAL			$85,641,975.68

PROFESSIONAL GROUP	DATE OF COURT ORDER AUTHORIZING PAYMENT	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID
Huron Consulting Group LLC	n/a	1,014,490.83	1,014,490.83
Kirkland & Ellis	n/a	2,838,437.00	2,838,437.00
Paul Hastings Janofsky & Walker	n/a	164,727.27	164,727.27
Piper Rudnick LLP	n/a	355,307.06	355,307.06
Poorman-Douglas Corporation	n/a	850,218.14	850,218.14
Sonnenschein Nath & Rosenthal	n/a	722,376.60	722,376.60
Uniform Creditors Committee	n/a	316.00	316.00
Vedder Price Kaufman & Kamholz	n/a	846,962.70	846,962.70

Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy
Court and whom are subject to the Interim Compensation Motion. All professional fees and expenses incurred in March have been accrued and reported on the Debtor's Balance Sheet. In instances in which fee applications have been received and the associated payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor's Accounts Payable.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
		Tie -out	Consol.	Filed	Non-Filed
			A/R	Entities	Entities
Beginning of month balance[1]	$1,044,928,468		$945,048,018	$942,516,389	$2,531,629

Add: sales on account	$1,206,120,762

Less: collections	($1,306,142,792)

Less: Write-offs and Clearing	($2,390,049)

End of month balance	$942,516,389

		0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

		$822,816,808	$46,183,303	$27,332,975	$46,183,303	$942,516,389

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based on a 1 month historical percentage.

STATEMENT OF ACCOUNTS PAYABLE (POST PETITION)

Consolidated Filing Entities		Tie -out	Consol.	Filed	Non-Filed
			A/P	Entities	Entities
Beginning of month balance [1]	$224,939,527		$149,967,943	$147,821,205	$2,146,738

Add: credit extended	$1,042,208,156

Less: payments on account	$1,119,326,478

End of month balance	$147,821,205

		0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

		$147,742,801	$59,802	$18,602	$0	$147,821,205

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.
SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors' businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts.
In addition to the 180 domestic bank accounts, the Debtor operates 107 accounts in approximately 47 countries around the world.
A list of the Debtor's bank accounts is detailed below:

(*denotes new account or closed account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	n/a
ALPINE BANK CO	Grand Junction, CO	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -WI	Madison, WI	n/a
BANK OF AMERICA	Chicago, IL	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Portland, OR	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	New York, NY	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a
BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA	Detroit, MI	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HARRIS BANK	Chicago, IL	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-WY	Jackson Hole, WY	n/a
JP MORGAN CHASE	New York, NY	n/a
JP MORGAN CHASE	New York, NY	n/a
KEY BANK	Newburgh, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
MERCANTILE TRUST & SAVINGS	Quincy, IL	n/a
MONTROSE BANK CO	Montrose, CO	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF INDIANA	Fort Wayne, IN	n/a
NATIONAL CITY BANK OF MI/IL	Peoria, IL	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a
NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
RIGGS NATIONAL	Washington, DC	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNION BANK OF CALIFORNIA	San Diego, CA	n/a
UNIZAN BANK	North Canton, OH	n/a
US Bank	Fargo, ND	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
US BANK (MINNESOTA)	Seattle, WA	n/a
WACHOVIA	Chicago, IL	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: "MPI"	Chicago, IL	n/a
WACHOVIA: "OFFICERS"	Chicago, IL	n/a
WACHOVIA: "PREMIER"	Chicago, IL	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Portland, OR	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK S. DAKOTA	Rapid City, SD	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-NE	Omaha, NE	n/a
WELLS FARGO-LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution			Location	Bank Acct #
ABN AMRO			Switzerland	n/a
ABN AMRO			ENGLAND	n/a
ABN AMRO			ENGLAND	n/a
ABN AMRO			ENGLAND	n/a
KREDIETBANK			Belgium	n/a
COMMERZ BANK			Germany	n/a
COMMERZ BANK			Germany	n/a
COMMERZ BANK			Germany	n/a
BANQUE NATIONALE de PARIS			France	n/a
BANQUE NATIONALE de PARIS			France	n/a
BANQUE NATIONALE de PARIS			France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)			England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)			England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)			England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)			England	n/a
BANK OF IRELAND			Ireland	n/a
MONTE DE PASCHI			Italy	n/a
ABN AMRO BANK			Netherlands	n/a

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution			Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP			Australia	n/a
CHINA CONSTRUCTION BANK			China	n/a
BANK OF CHINA			China	n/a
CHINA CONSTRUCTION BANK			China	n/a
BANK OF CHINA			China	n/a
BANK OF EAST ASIA			Hong Kong	n/a
HONGKONG & SHANGHAI BANK			Hong Kong	n/a
BANK OF EAST ASIA			Hong Kong	n/a
HONGKONG & SHANGHAI BANK			Hong Kong	n/a
CITIBANK			India	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
THE BANK OF TOKYO MITSUBISHI			Japan	n/a
BANK OF AMERICA			Korea	n/a
KOREA EXCHANGE BANK			Korea	n/a
KOREA EXCHANGE BANK			Korea	n/a
KOREA EXCHANGE BANK			Korea	n/a
BANK OF AMERICA			Korea	n/a
BANK OF AMERICA			Korea	n/a
WESTPAC BANKING CORPORATION			New Zealand	n/a
WESTPAC BANKING CORPORATION			New Zealand	n/a
BANK OF AMERICA			Singapore	n/a
BANK OF AMERICA			Thailand	n/a
CITIBANK			Taiwan	n/a
CITIBANK			Taiwan	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a
BANK OF AMERICA HONG KONG			Hong Kong	n/a

LATIN AMERICA BANK ACCOUNTS

Financial Institution			Location	Bank Acct #
CITIBANK			Argentina	n/a
BANCO DE BOSTON			Argentina	n/a
BANCO DE LA NACION			Argentina	n/a
BANCO RIO DE LA PLATA			Argentina	n/a
CARIBBEAN MERCANTILE BANK			Aruba	n/a
CARIBBEAN MERCANTILE BANK			Aruba	n/a
BANCO SAFRA			Brazil	n/a
BANCO SAFRA			Brazil	n/a
UNIBANCO			Brazil	n/a
BANCO DE BRASIL			Brazil	n/a
BANCO BOSTON			Brazil	n/a
BANCO SAFRA			Brazil	n/a
BANCO SAFRA			Brazil	n/a
BANCO DE CHILE			Chile	n/a
BANCO DE CHILE			Chile	n/a
BANCO DE COSTA RICA			Costa Rica	n/a
BANCO DE COSTA RICA			Costa Rica	n/a
BANCO DE SAN JOSE			Costa Rica	n/a
BANCO DE SAN JOSE			Costa Rica	n/a
BANCO DE OCCIDENTE			Guatemala	n/a
CITIBANK			Guatemala	n/a
BANCA SERFIN			Mexico	n/a
BANCA SERFIN			Mexico	n/a
BANCO CUSCATLAN			El Salvador	n/a
CITIBANK			El Salvador	n/a
SUDAMERIS BANK			Uruguay	n/a
SUDAMERIS BANK			Uruguay	n/a
BANCO MERCANTIL			Venezuela	n/a
BANCO PROVINCIAL			Venezuela	n/a
BANCO MERCANTIL			Venezuela	n/a

OFFLINE BANK ACCOUNTS

Financial Institution			Location	Bank Acct #
BANCO POPULAR			PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE			CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE			CANADA	n/a
CITIBANK			PANAMA	n/a
CITIBANK			PHILIPPINES	n/a
CITIBANK			PHILIPPINES	n/a
CITIBANK			HUNGARY	n/a
PRODUBANCO			ECUADOR	n/a
ISLANDSBANKI			ICELAND	n/a
MERITA BANK			FINLAND	n/a
BANCO POPULAR ESPANOL-ESP			SPAIN	n/a
SKANDINAVISKA			SWEDEN	n/a
SWISS BANK CORP			SWITZERLAND	n/a
BANK AUSTRIA AG			AUSTRIA	n/a
DANSKE BANK			DENMARK	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)			NORWAY	n/a
CREDIT LYONNAIS			VIETNAM	n/a
CAYMAN NATIONAL BANK			BRITISH WI	n/a
NED BANK			SOUTH AFRICA	n/a
BANK HANDLOWY			POLAND	n/a
BANCO COMERCIAL PORTUGAL			PORTUGAL	n/a
BANCO COLPATRIA			COLOMBIA	n/a
BANCO COLPATRIA			COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE			CANADA	n/a
BANK OF MONTREAL			CANADA	n/a

SUBSIDIARY BANK ACCOUNTS

Financial Institution			Country	Bank Acct #

UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK			USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE			USA	n/a
MILEAGE PLUS, INC.
SHORE BANK			USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE			USA	n/a
BANK ONE			USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK			USA	n/a
SILICON VALLEY BANK			USA	n/a
SILICON VALLEY BANK			USA	n/a
FLEET BANK			USA	n/a
WELLS CAPITAL MANAGEMENT			USA	n/a
WELLS FARGO BANK			USA	n/a
UAL LOYALTY SERVICES
BANK ONE			USA	n/a
BANK ONE			USA	n/a
BANK ONE			USA	n/a
BANK ONE			USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.			MEXICO	n/a
BANCA SERFIN, S.A.			MEXICO	n/a
CITIBANK			USA	n/a
TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer's share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries' employee wages are paid to a third party payroll service, Ernst & Young, LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.